UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
May 15, 2024

     Annaly Capital Management Inc
(Exact Name of Registrant as Specified in its Charter)

Maryland		1-13447	22-3479661
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(IRS Employer Identification No.)

1211 Avenue of the Americas
New York,	New York		10036
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (212) 696-0100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	NLY	New York Stock Exchange
6.95% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	NLY.F	New York Stock Exchange
6.50% Series G Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	NLY.G	New York Stock Exchange
6.75% Series I Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	NLY.I	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 15, 2024, Annaly Capital Management, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders elected twelve directors to serve on the Company’s Board of Directors (the “Board”) until the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) and their successors are duly elected and qualify; approved, on an advisory basis, the Company’s executive compensation; and ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

The total number of shares of common stock entitled to vote at the Annual Meeting was 500,440,023, of which 390,565,868 shares, or 78.04%, were present in person or by proxy.

The final voting results for each of the proposals submitted to a vote of stockholders at the Annual Meeting are set forth below.

Proposal 1. The election of twelve directors to serve on the Board until the 2025 Annual Meeting and their successors are duly elected and qualify.

Director	For	Against	Abstentions	Broker Non-Votes
Francine J. Bovich	270,370,757	9,381,781	1,854,811	108,958,519
David L. Finkelstein	274,412,806	5,271,601	1,922,942	108,958,519
Thomas Hamilton	272,543,261	7,097,161	1,966,927	108,958,519
Kathy Hopinkah Hannan	270,712,311	8,992,364	1,902,674	108,958,519
Michael Haylon	265,860,960	13,788,998	1,957,391	108,958,519
Martin Laguerre	275,023,593	4,602,022	1,981,734	108,958,519
Manon Laroche	274,883,828	4,735,587	1,987,934	108,958,519
Eric A. Reeves	273,058,494	6,626,595	1,922,260	108,958,519
John H. Schaefer	269,544,856	10,031,553	2,030,940	108,958,519
Glenn A. Votek	274,296,572	5,365,265	1,945,512	108,958,519
Scott Wede	275,289,375	4,380,289	1,937,685	108,958,519
Vicki Williams	266,102,138	13,597,603	1,907,608	108,958,519

Proposal 2. Advisory approval of the Company’s executive compensation.

For	Against	Abstentions	Broker Non-Votes
177,348,565	101,321,344	2,937,440	108,958,519

Proposal 3. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

For	Against	Abstentions
379,257,792	8,860,754	2,447,322

Further information regarding these proposals is set forth in the Company’s definitive proxy statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

101	Pursuant to Rule 406 of Regulation S-T, the cover page information is formatted in iXBRL (Inline eXtensible Business Reporting Language).

104	Cover page interactive data file (formatted in iXBRL in Exhibit 101).

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANNALY CAPITAL MANAGEMENT, INC.

By:	/s/ Anthony C. Green
Name: Anthony C. Green
Title: Chief Corporate Officer & Chief Legal Officer

Dated: May 15, 2024